United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022

PureCycle Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive,	Suite 650,	Orlando	32822
Florida
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (877) 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 1, 2022, the board of directors (the “Board”) of PureCycle Technologies, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, elected Daniel M. Coombs as a director of the Company. Mr. Coombs was elected as a Class II director.
The Board determined that Mr. Coombs qualifies as an independent director under the listing standards of the Nasdaq Stock Market. The Board anticipates naming Mr. Coombs to serve on one or more committees of the Board, but at the time of the filing of this Current Report on Form 8-K, the Board has not determined the committee(s) to which Mr. Coombs will be named.
Mr. Coombs will receive compensation for service as a non-employee director of the Company consistent with the compensation generally provided to the Company’s other non-employee directors, as determined by the Board from time to time. Currently, non-employee directors generally receive, among other things: (i) an annual grant of restricted stock units with a targeted fair market value of $110,000; (ii) annual cash compensation of $75,000; (iii) additional amounts between $7,500 and $15,000 for service as a non-chair committee member and (iv) additional amounts between $15,000 and $30,000 for service as a committee chair.
As further described in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2022 (the “Proxy Statement”), on pages 13 and 18, Sylebra Capital (as defined in the Proxy Statement) is currently entitled to designate two directors for nomination to the Board pursuant to the Board Representation Agreement (as defined in the Proxy Statement), and Mr. Coombs is the second such designee.
Mr. Coombs has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated June 1, 2022, announcing the election of Mr. Coombs to the Board.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURECYCLE TECHNOLOGIES, INC.
By: /s/ Lawrence Somma____________________
Name: Lawrence Somma
Title: Chief Financial Officer

Date: June 1, 2022